Smith Barney

                                  INTERMEDIATE
                              MUNICIPAL FUND, INC.

                                                              Semi-Annual Report
                                                              June 30, 1997

----------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.
----------------------------------------------

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Intermediate Municipal Fund, Inc. ("Fund") for the period ended June 30, 1997. During the past six months, the Fund distributed income dividends totaling $0.29 per share. The table below shows the annualized distribution rate and six-month total return based on the Fund's June 30, 1997 net asset value (NAV) per share and its American Stock Exchange (AMEX) closing price.

            Price                         Annualized            Six-Month
          Per Share                    Distribution Rate      Total Returns
         ------------                  -----------------      -------------
         $10.48 (NAV)                        5.50%                3.01%
         $10.13 (AMEX)                       5.69%                4.83%

In comparison, closed-end intermediate maturity municipal bond funds posted an average total return of 2.89% based on NAV for the same period, according to Lipper Analytical Services, Inc., an independent fund-tracking organization.

Market and Economic Overview

Over the last six months, the U.S. economy continued the steady expansion that began nearly six years ago. Despite robust economic growth and historically low unemployment, signs of emerging inflationary pressures have been absent. However, at the beginning of the year, some economic indicators showed that the U.S. economy may be overheating, raising investor fears of an acceleration in the underlying rate of inflation. Specifically, the annualized Gross Domestic Product (GDP) for the first quarter of 1997 was 5.9%, coming on the heels of an already strong 3.8% reported for the fourth quarter of 1996. This continued strength in the U.S. economy led the Federal Reserve Board ("Fed") to raise the federal funds rate by 0.25% at their March 1997 meeting. (The federal funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.) As a result, both the bond and equity markets experienced a correction and volatility increased as investors remained divided over the possibility of a further tightening of monetary policy by the Fed.

Although the U.S. economy continues to grow, there has not been any meaningful increase in prices. In fact, the consumer price index (CPI) has risen at less than a 2% annualized rate so far this year and wholesale prices, as represented by the producers price index (PPI), have actually fallen. In our view, inflationary pressure remains well contained primarily because of global competition and improved productivity.

Some economists have also cited what Fed Chairman Alan Greenspan has called "heightened job insecurity" as another major reason for the apparent absence of upward wage pressures in this current economic expansion. As more and more countries become integrated into the global marketplace, U.S. corporations have been forced to compete with the lower labor wages and production overheads enjoyed by many other countries. At the same time, U.S. corporations have benefited from the use of new technologies that have enabled businesses to operate more efficiently and require fewer workers.

In response to the mounting evidence of a moderately growing U.S. economy, the Fed declined to raise short-term interest rates at both its May and July meetings. Chairman Greenspan further allayed investor fears of a possible tightening of monetary policy when he delivered a fairly upbeat assessment of the U.S. economy in his semi-annual report to Congress in July. Mr. Greenspan's generally positive outlook on the U.S. economy led to a rally in both the bond and equity markets, with stocks advancing to new record highs and sending the yield on the benchmark 30 year U.S. Treasury bond down to around 6.4%.

Fund's Investment Strategy

The Smith Barney Intermediate Municipal Fund's investment objective is to provide as high a level of current income exempt from federal income taxes as is consistent with prudent investment management. We continue to follow an investment strategy that emphasizes high-quality, high coupon issues. In addition, we ladder the maturity and call structure of the Fund's portfolio in order to provide a consistent stream of income.

As an intermediate-term municipal bond fund, the weighted average maturity of the Fund's portfolio will not generally be more than ten years. During the past six months, we have slightly extended the weighted average maturity of the Fund from 9 to 9.5 years. We believe that by modestly lengthening the weighted average maturity of the portfolio, the Fund is better positioned to provide competitive returns over the long term without sacrificing a substantial amount of current income.

Moreover, we have also maintained the Fund's high-quality credit orientation during the reporting period. As of June 30, 1997, approximately 91.5% of the Fund's holdings were rated investment grade or better by either Standard & Poor's Ratings Service or Moody's Investors Services, Inc., with approximately 34.5% of the Fund's investments rated AAA. (Standard & Poor's Ratings Services and Moody's Investors Service Inc. are two major credit reporting and bond rating agencies.) The majority of the Fund's assets were allocated among the following types of municipal bond issues as of June 30, 1997: hospital bonds (16.1%), multi-family housing bonds (10.1%), education bonds (8.7%) and general obligation bonds (7.4%).

Municipal Bond Market Outlook

The bond market has continued to rally in response to the Fed's decision to leave short-term interest rates unchanged and signs that the U.S. economy's strong pace of growth is beginning to slow down. We believe that while there is some risk that the Fed will find it necessary to raise interest rates again if economic growth rebounds, we expect that short-term interest rates should hold steady over the next several months.

Given the current economic environment of moderate growth with the relative absence of inflationary pressure, we also believe that it will become increasingly important for fixed-income investors to focus on the maturity and call protection of their portfolios.

In the coming months, we expect a modest pick-up in municipal refinancing which should improve the balance of supply and demand for municipal bonds. As more municipalities recall their debt, there should be a greater supply of municipal bond available for investors as these bonds are reissued with lower coupon rates. For these reasons, we remain bullish on the municipal bond market for the remainder of the year.

In closing, we thank you for your investment in the Smith Barney Intermediate Municipal Fund, Inc. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon                        /s/ Peter M. Coffey


Heath B. McLendon                            Peter M. Coffey
Chairman                                     Vice President


July 23, 1997

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                               June 30, 1997
--------------------------------------------------------------------------------


    FACE
   AMOUNT   RATING                  SECURITY                                                VALUE
====================================================================================================
Education -- 8.7%
 $1,700,000  A*    Arizona Education Loan Marketing Corp., 7.000% due 3/1/02(a)          $1,825,375
  1,030,000  A*    Brazos, TX Higher Education Authority Student Loan Revenue,
                    6.300% due 9/1/98(a)                                                  1,044,162
    875,000  NR    Idaho Student Loan Fund Refunding Marketing Association Inc.,
                    Student Loan Refunding, 6.400% due 10/1/99,
                    Sinking Fund Average Life 1/30/99                                       882,656
    400,000  Aaa*  Joshua, TX Independent School Board, Capital Appreciation,
                    Series C, PSFG, zero coupon due 2/15/12                                 183,000
    310,000  AAA   Massachusetts Education Loan Authority Issue E, Series A,
                    AMBAC-Insured, 6.850% due 1/1/04(a)                                     331,313
    605,000  A*    Montana Higher Education Student Assistance Corp.,
                    Student Loan Revenue, 7.050% due 6/1/04,
                    Sinking Fund Average Life 7/24/02(a)                                    644,325
  1,000,000  A*    Nebraska Higher Education Loan Program,
                    6.450% due 6/1/18(a)                                                  1,036,250
    500,000  A1*   New England Education Loan Marketing Corp.,
                    Massachusetts Refunding Student Loan Revenue,
                    6.900% due 11/1/09(a)                                                   547,500
  1,000,000  Aaa*  Northwest, TX Independent School District, Capital Appreciation,
                    PSFG, zero coupon due 8/15/13                                           401,250
  1,885,000  AAA   Romulus, MI Community Schools, Capital Appreciation,
                    FGIC-Insured, zero coupon due 5/1/20                                    520,731
----------------------------------------------------------------------------------------------------
                                                                                          7,416,562
----------------------------------------------------------------------------------------------------
Electric -- 2.3%
  1,750,000  Aa1*  Washington Public Power Supply System Nuclear Power
                    Project #1, 7.750% due 7/1/03                                         1,988,437
----------------------------------------------------------------------------------------------------
Escrowed to Maturity(b) -- 8.9%
    175,000  AAA   Los Angeles Hollywood, CA Presbyterian Single-Family Mortgage,
                    9.625% due 7/1/13, Sinking Fund Average Life 2/28/08                    228,594
    965,000  AAA   Metropolitan Nashville, TN Airport Authority Revenue,
                    7.500% due 7/1/05, Sinking Fund Average Life 8/2/01                   1,056,675
    559,000  AAA   New Jersey State Turnpike Authority Revenue Refunding,
                    10.375% due 1/1/03, Sinking Fund Average Life 5/23/00                   662,415
  1,855,000  Aaa*  New York State Urban Development Corp. Revenue,
                    7.300% due 4/1/01                                                     2,038,181
    275,000  AAA   Ohio State Water Development Authority Revenue,
                    Armco Steel Corp., 7.875% due 11/1/00,
                    Sinking Fund Average Life 11/1/98                                       294,250
  1,605,000  AAA   Ohio State Water Development Authority Safe Water, Series 2,
                    9.375% due 12/1/10, Sinking Fund Average Life 3/28/04(c)              2,018,287
    110,000  AAA   Salt Lake City, UT Water Conservancy Distribution Revenue,
                    Series A, MBIA-Insured, 10.875% due 10/1/02,
                    Sinking Fund Average Life 2/26/00                                       128,150

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   June 30, 1997
--------------------------------------------------------------------------------


    FACE
   AMOUNT   RATING                  SECURITY                                                VALUE
====================================================================================================
Escrowed to Maturity(b) -- 8.9% (continued)
 $1,000,000  AAA   Southwest Illinois Development Authority Hospital Revenue
                    Refunding, Wood River Hospital, 6.875% due 8/1/03,
                    Sinking Fund Average Life 9/19/01                                    $1,115,000
----------------------------------------------------------------------------------------------------
                                                                                          7,541,552
----------------------------------------------------------------------------------------------------
Finance -- 3.2%
  1,000,000  A     New York Local Government Assistance Corp., Series 1992A,
                    6.400% due 4/1/02                                                     1,071,250
  1,500,000  A     Pennsylvania State Finance Authority Beaver County, Revenue
                    Refunding Bonds, Municipal Capital Improvement Program,
                    Series 1993, 6.600% due 11/1/09                                       1,612,500
----------------------------------------------------------------------------------------------------
                                                                                          2,683,750
----------------------------------------------------------------------------------------------------
General Obligation -- 7.4%
  1,000,000  AAA   Chicago, IL GO, AMBAC-Insured, 6.100% due 1/1/03(c)                    1,067,500
  1,000,000  AAA   District of Columbia GO Refunding, Series B,
                    MBIA-Insured, 6.750% due 6/1/01                                       1,034,940
  1,000,000  AA    Harvey, IL GO Refunding, Asset Guaranty-Insured,
                    6.700% due 2/1/09                                                     1,063,750
  1,250,000  AAA   New Haven, CT GO, Series 1992A, 9.250% due 3/1/02,
                    Sinking Fund Average Life 3/1/00                                      1,453,125
  1,500,000  A-+   New York City GO, Series 1992D, 7.300% due 2/1/01                      1,618,125
----------------------------------------------------------------------------------------------------
                                                                                          6,237,440
----------------------------------------------------------------------------------------------------
Government Facilities -- 0.8%
  2,805,000  AAA   Metropolitan Pier & Exposition Authority, IL, Tax Revenue,
                    Capital Appreciation, McCormick, Series A, MBIA-Insured,
                    zero coupon due 6/15/22                                                 673,200
----------------------------------------------------------------------------------------------------
Hospitals -- 16.1%
  1,100,000  NR    Bowie, TX Hospital Authority Revenue, 6.250% due 8/15/16               1,084,875
                   Colorado Health Facilities Authority Revenue,
                    Rocky Mountain Adventist:
  1,500,000  BBB       6.250% due 2/1/04                                                  1,567,500
  1,500,000  BBB       6.625% due 2/1/13                                                  1,560,000
    820,000  BBB+  Defiance, OH Hospital Revenue Refunding, Defiance Hospital,
                    7.625% due 11/1/03                                                      835,941
  1,040,000  AAA   Delaware State Health Facilities Authority Refunding,
                    Medical Center of Delaware, MBIA-Insured,
                    6.250% due 10/1/03                                                    1,134,900
  1,250,000  A     Harris County, TX Health Facilities Development Corp. Hospital
                    Revenue, Memorial Hospital Systems, 7.000% due 6/1/03                 1,364,062
  1,000,000  A     Indiana Health Facilities Authority Hospital Revenue Refunding
                    Bonds, St. Anthony Medical Center, 7.000% due 10/1/06                 1,073,750
  1,000,000  AAA   Maryland Health & Higher Education Facility Authority Revenue,
                    (Mercy Medical Center Project), FSA-Insured,
                    6.500% due 7/1/13                                                     1,131,250

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   June 30, 1997
--------------------------------------------------------------------------------


    FACE
   AMOUNT   RATING                  SECURITY                                                VALUE
====================================================================================================
Hospitals -- 16.1% (continued)
 $  405,000  BBB-  McKean County, PA Hospital Authority Revenue,
                    (Bradford Hospital Project), 6.100% due 10/1/20                      $  402,469
                   Orange County, FL Health Facilities Authority Hospital
                    Revenue Bonds, Adventist Health Systems/Sunbelt:
  1,180,000  AAA       AMBAC-Insured, 6.875% due 11/15/04                                 1,259,650
    500,000  AAA       CGIC-Insured, FLAIRS, 6.270% due 11/15/07(d)                         526,875
    380,000  AA    Taos County, NM Gross Receipts Tax Revenue,
                    Asset Guaranty-Insured, 6.125% due 12/1/01                              396,150
  1,250,000  AA-   Washington State Health Care Facilities Authority Revenue,
                    Sacred Heart Medical Center, 6.750% due 2/15/06                       1,351,563
----------------------------------------------------------------------------------------------------
                                                                                         13,688,985
----------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 10.1%
    935,000  AA    Beaumont, TX Multi-Family Housing Finance, Regency
                    Place Apartments, Asset Guaranty-Insured,
                    7.000% mandatory tender 10/1/03(c)                                      964,219
    610,000  AAA   Charlotte, NC Mortgage Revenue Refunding, Double Oaks
                    Apartments, Series A, FHA-Insured, 7.300% due 11/15/07                  660,325
    945,000  AAA   Hudson County, NJ Improvement Authority, Multi-Family
                    Housing Revenue Bonds, 6.600% due 6/1/04(a)                           1,004,062
  1,000,000  A2*   McMinnville, TN Housing Authority Revenue Refunding,
                    1st Mortgage, Beersheba Heights, 6.000% due 10/1/09                   1,020,000
    500,000  AAA   Missouri State Housing Development Community
                    Mortgage Revenue, Series C, GNMA/FNMA-Collateralized,
                    7.450% due 9/1/27                                                       562,500
                   Mount Vernon, IL Elderly Housing Corp., First Lien Revenue
                    Bonds, Section 8 Assisted, Series 1979:
    160,000  Baa1*     7.875% due 4/1/01                                                    160,354
    170,000  Baa1*     7.875% due 4/1/02                                                    170,376
    185,000  Baa1*     7.875% due 4/1/03                                                    185,409
    200,000  Baa1*     7.875% due 4/1/04                                                    200,442
    215,000  Baa1*     7.875% due 4/1/05                                                    215,475
    235,000  Baa1*     7.875% due 4/1/06                                                    235,519
    250,000  Baa1*     7.875% due 4/1/07                                                    250,553
    270,000  Baa1*     7.875% due 4/1/08                                                    270,597
    750,000  AAA   San Jose, CA Multi-Family Housing, (Country Brook Project),
                    FNMA-Collateralized, 6.500% mandatory tender 4/1/02                     781,875
    980,000  Aa*   Streamwood, IL Multi-Family Housing Revenue,
                    (Southgate Project), FHA-Insured, 6.200% due 11/1/07                  1,029,000
    865,000  A+    Tulsa, OK Housing Assistance Corp., 7.250% due 10/1/07,
                    Sinking Fund Average Life 8/12/03(a)                                    875,813
----------------------------------------------------------------------------------------------------
                                                                                          8,586,519
----------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   June 30, 1997
--------------------------------------------------------------------------------


    FACE
   AMOUNT   RATING                  SECURITY                                                VALUE
====================================================================================================
Housing: Single-Family -- 5.1%
 $  495,000  AA    Maine State Housing Authority, Mortgage Purchase, Series D3,
                    7.600% due 11/15/01, Sinking Fund Average Life 1/8/00(a)             $  514,800
    490,000  AAA   St. Louis County, MO Single-Family Mortgage Revenue,
                    MBIA-Insured, 6.750% due 4/1/10                                         493,165
  1,000,000  AAA   Texas Department of Housing and Community Affairs,
                    Collateralized Home Mortgage Revenue Bonds,
                    Series C, GNMA/FNMA-Collateralized, RIBS, 9.724%
                    due 7/2/24(a)(d)                                                      1,185,000
  1,000,000  AA+   Virginia State Housing Development Authority Commonwealth
                    Mortgage, Series H, 6.100% due 7/1/03                                 1,056,250
  1,060,000  AA    Wisconsin Housing and Education Development Authority,
                    Home Ownership Revenue, 6.350% due 3/1/01                             1,098,425
----------------------------------------------------------------------------------------------------
                                                                                          4,347,640
----------------------------------------------------------------------------------------------------
Industrial Development -- 5.6%
  1,000,000  A2*   Alaska Individual Development Export Authority, Series A,
                    6.200% due 4/1/07(a)                                                  1,060,000
  1,000,000  A     Kanawha, WV Commercial Development Revenue,
                    (May Department Store Project), 6.500% due 6/1/03                     1,092,500
  1,000,000  NR    Newbern, TN  Industrial Development Ltd. Obligation,
                    Newburn Rubber Inc., 7.900% due 3/1/00                                1,053,750
    675,000  AAA   Philadelphia, PA Authority for Industrial Development
                    Lease Revenue, (City of Philadelphia Project),
                    Series A, MBIA-Insured, 5.375% due 2/15/27                              650,531
    900,000  NR    Sussex County, DE Economic Development Revenue Refunding
                    Bonds, (Rehoboth Mall Project), Series 1992,
                    7.250% due 10/15/12                                                     918,000
----------------------------------------------------------------------------------------------------
                                                                                          4,774,781
----------------------------------------------------------------------------------------------------
Miscellaneous -- 5.3%
  1,000,000  BBB-  Clarksville, TN Natural Gas Acquisition Corp. Gas Revenue,
                    Series A, 7.500% due 11/1/04                                          1,055,000
  1,000,000  A*    Hoffman Estates, IL Tax Increment Revenue, Junior Lien
                    Hoffman Estates Unconditional Guarantee,
                    Sears Roebuck & Co., 6.600% due 5/15/02                               1,068,750
  1,000,000  A-    Illinois Development Finance Authority, City East of St. Louis,
                    6.875% due 11/15/05, Sinking Fund Average Life 7/26/03                1,062,500
    500,000  Aaa*  New York, NY City Industrial Development Agency,
                    Civic Facilities Revenue, Anti-Defamation League Foundation,
                    Series A, MBIA-Insured, 5.375% due 6/1/27                               480,625
    800,000  A     South Dakota Economic Development Finance Authority,
                    APA Optics, Series A, 6.750% due 4/1/16(a)                              860,000
----------------------------------------------------------------------------------------------------
                                                                                          4,526,875
----------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   June 30, 1997
--------------------------------------------------------------------------------


    FACE
   AMOUNT   RATING                  SECURITY                                                VALUE
====================================================================================================
Pollution Control -- 3.9%
 $1,000,000  Aa3*  Brazos River, TX Navigation District Brazoria County PCR,
                    6.750% due 2/1/10                                                    $1,151,250
    965,000  A*    Broward County, FL (Resource South Project),
                    7.950% due 12/1/08                                                    1,051,850
  1,000,000  AAA   Monroe County, MI PCR, (Detroit Edison Co. Project),
                    AMBAC-Insured, 6.350% due 12/1/04(a)                                  1,082,500
----------------------------------------------------------------------------------------------------
                                                                                          3,285,600
----------------------------------------------------------------------------------------------------
Pre-Refunded(e) -- 5.0%
  1,000,000  AAA   Harrisburg, PA Authority Lease Revenue, FSA-Insured,
                    (Call 6/1/01 @ 101), 6.500% due 6/1/04                                1,072,500
    110,000  AAA   Indiana University Revenue, Series 1983N, (Call 7/1/01 @ 100),
                    10.000% due 7/1/03, Sinking Fund Average Life 12/22/99                  127,600
    900,000  A     Nassau County, NY IDA (Hofstra University Project),
                    Series 1987, (Call 7/1/98 @ 100), 8.000% due 7/1/00                     936,000
     55,000  AAA   Oklahoma State IDA Oklahoma Health Care Corp., Series A,
                    FGIC-Insured, (Various Call Dates), 9.125% due 11/1/08                   69,575
  1,830,000  A1*   Southwest Allen, IN Multi-School Building Corp.,
                    1st Mortgage, (Call 1/15/02 @ 101), 6.700% due 7/15/04                1,994,700
----------------------------------------------------------------------------------------------------
                                                                                          4,200,375
----------------------------------------------------------------------------------------------------
Public Facilities -- 4.6%
  1,000,000  AAA   Cleveland, OH COP, (Cleveland Stadium Project),
                    AMBAC-Insured, 5.250% due 11/15/27                                      948,750
  1,350,000  A     Dekalb County, IN Redevelopment Authority Revenue,
                    Mini-Mill Public Improvement, 6.250% due 1/15/09                      1,427,625
  1,000,000  AA-   La Crosse, WI Resource Recovery Revenue, (Northern States
                    Power Co. Project), 6.000% due 11/1/21(a)                             1,043,750
  2,500,000  AAA   Southeast, WI Professional Baseball Park District Sales Tax
                    Revenue, MBIA-Insured, zero coupon due 12/15/27                         437,500
----------------------------------------------------------------------------------------------------
                                                                                          3,857,625
----------------------------------------------------------------------------------------------------
Solid Waste -- 4.8%
  2,000,000  Ba*   Atlantic City, NJ Utility Authority Solid Waste Revenue,
                    7.000% due 3/1/02, Sinking Fund Average Life 4/20/00                  2,027,500
  2,000,000  BB    Union County, NJ Utility Authority Solid Waste Revenue,
                    6.850% due 6/15/02(a)                                                 2,005,000
----------------------------------------------------------------------------------------------------
                                                                                          4,032,500
----------------------------------------------------------------------------------------------------
Transportation -- 6.5%
    500,000  AAA   Dade County, FL Aviation Revenue Refunding,
                    Miami International Airport, Series A, FSA-Insured,
                    5.375% due 10/1/10(a)                                                   498,125
  2,035,000  AAA   Dallas Fort Worth, TX Regional Airport Revenue Refunding,
                    Series 1992A, FGIC-Insured, 7.750% due 11/1/03                        2,365,688

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   June 30, 1997
--------------------------------------------------------------------------------


    FACE
   AMOUNT   RATING                  SECURITY                                                VALUE
====================================================================================================
Transportation -- 6.5% (continued)
 $1,920,000  Baa1* Denver, CO City and County Airport Revenue, Series 1990A,
                    8.250% due 11/15/02(a)                                              $ 2,143,200
    500,000  A     Pittsfield Township, MI Economic Development Corp.
                    Revenue Refunding, (Airport Association Project),
                    Unconditional Guaranty-Lincoln National,
                    6.400% due 12/1/02                                                      511,875
----------------------------------------------------------------------------------------------------
                                                                                          5,518,888
----------------------------------------------------------------------------------------------------
Utilities -- 1.7%
    465,000  AA    Hogansville, GA Combined Public Utility Revenue,
                    Asset Guaranty-Insured, 5.850% due 10/1/15                              482,438
  1,735,000  AAA   Palo Duro River Authority, TX Refunding, CGIC-Insured,
                    zero coupon due 8/1/09                                                  926,056
----------------------------------------------------------------------------------------------------
                                                                                          1,408,494
----------------------------------------------------------------------------------------------------
                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $80,222,362**)                                              $84,769,223
====================================================================================================

(a) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Bonds are escrowed to maturity with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(c)   Security segregated by custodian for open purchase commitments.
(d) Inverse floating rate security - coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Bonds are escrowed with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
+     Fitch Investors Services, Inc.
**    Aggregate cost for Federal income tax purposes is substantially the same.

See pages 10 and 11 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard &Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA  -- Debt rated "AAA" has the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.

AA   -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A    -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB   -- Debt rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's-- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A    -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   -- Bonds that are rated "Ba" are judged to have speculative elements;
        their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR   -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

AMBAC   -- AMBAC Indemnity Corporation
CGIC    -- Capital Guaranty Insurance Company
COP     -- Certificate of Participation
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
IDA     -- Industrial Development Agency
IDR     -- Industrial Development Revenue
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
PCFA    -- Pollution Control Financing Authority
PCR     -- Pollution Control Revenue
PSFG    -- Permanent School Fund Guaranty
RIBS    -- Residual Interest Bonds

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                   June 30, 1997
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $80,222,362)                     $ 84,769,223
   Cash                                                                 203,104
   Interest receivable                                                1,380,115
   Receivable for securities sold                                     1,212,495
--------------------------------------------------------------------------------
   Total Assets                                                      87,564,937
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                     492,297
   Dividends payable                                                    120,301
   Management fees payable                                               42,252
   Accrued expenses                                                      34,931
--------------------------------------------------------------------------------
   Total Liabilities                                                    689,781
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 86,875,156
================================================================================
NET ASSETS:
   Par value of capital shares                                     $      8,289
   Capital paid in excess of par value                               82,891,113
   Overdistributed net investment income                                 (1,762)
   Accumulated net realized loss on security transactions              (569,345)
   Net unrealized appreciation of investments                         4,546,861
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $10.48 a share on 8,288,885 shares of $0.001
   par value outstanding; 100,000,000 shares authorized)           $ 86,875,156
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 1997

INVESTMENT INCOME:
   Interest                                                        $  2,700,048
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                                             256,965
   Shareholder communications                                            19,834
   Shareholder and system servicing fees                                 18,719
   Audit and legal                                                        8,031
   Pricing service fees                                                   5,453
   Registration fees                                                      2,976
   Directors' fees                                                        1,933
   Custody                                                                1,662
   Other                                                                  2,228
--------------------------------------------------------------------------------
   Total Expenses                                                       317,801
--------------------------------------------------------------------------------
Net Investment Income                                                 2,382,247
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE4):
   Realized Gain From Security Transactions
(excluding short-term securities):
     Proceeds from sales                                             11,163,661
     Cost of securities sold                                         11,023,934
--------------------------------------------------------------------------------
   Net Realized Gain                                                    139,727
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                              4,621,136
     End of period                                                    4,546,861
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                              (74,275)
--------------------------------------------------------------------------------
Net Gain on Investments                                                  65,452
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  2,447,699
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

 For the Six Months Ended June 30, 1997 (unaudited) and the Year Ended December 31, 1996

                                                       1997            1996
================================================================================
OPERATIONS:
  Net investment income                            $  2,382,247    $  4,819,705
  Net realized gain (loss)                              139,727        (111,453)
  Decrease in net unrealized appreciation               (74,275)     (1,312,656)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations              2,447,699       3,395,596
--------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                              (2,387,118)     (4,973,337)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                      (2,387,118)     (4,973,337)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                        60,581      (1,577,741)
NET ASSETS:
  Beginning of period                                86,814,575      88,392,316
--------------------------------------------------------------------------------
  End of period*                                   $ 86,875,156    $ 86,814,575
================================================================================
* Includes undistributed (overdistributed)
  net investment income of:                        $     (1,762)   $      3,109
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

      1. SIGNIFICANT ACCOUNTING POLICIES

      The Smith Barney Intermediate Municipal Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date;(b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

      3. MANAGEMENT AGREEMENT
         AND TRANSACTIONS WITH AFFILIATED PERSONS

      Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc., acts as investment manager to the Fund. As compensation for its services, the Fund pays SBMFM a fee calculated at the annual rate of 0.60% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Smith Barney
Inc.

      4. INVESTMENTS

      During the six months ended June 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $10,183,930
--------------------------------------------------------------------------------
Sales                                                               11,163,661
================================================================================

      At June 30, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $4,571,314)
Gross unrealized depreciation                                         (24,453)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $4,546,861
================================================================================

      5. CAPITAL LOSS CARRYFORWARD

      At December 31, 1996, the Fund had, for Federal income tax purposes, approximately $708,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the dates indicated:

                                       12/31/02       12/31/03      12/31/04
================================================================================
Carryforward Amounts                   $591,000        $2,000       $115,000
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

      6. FUTURES CONTRACTS

      Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

      At June 30, 1997, there were no open futures contracts.

      7. OPTIONS CONTRACTS

      Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At June 30, 1997, there were no open purchased call or put options contracts.

      When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

   At June 30, 1997, the Fund had no open written options contracts.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:


                                1997(1)       1996        1995        1994(2)     1993(2)   1992(2)(3)
==========================================================================================================
Net Asset Value,
 Beginning of Period           $  10.47      $  10.66    $   9.95    $  10.81    $  10.36    $  10.00
----------------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income            0.29          0.58        0.58        0.58        0.59        0.48*
  Net realized and unrealized
   gain (loss)                     0.01         (0.17)       0.73       (0.84)       0.46        0.34
----------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                  0.30          0.41        1.31       (0.26)       1.05        0.82
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.29)        (0.60)      (0.60)      (0.60)      (0.57)      (0.46)
  Net realized gains                 --            --          --          --       (0.03)         --
----------------------------------------------------------------------------------------------------------
Total Distributions               (0.29)        (0.60)      (0.60)      (0.60)      (0.60)      (0.46)
----------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                $  10.48      $  10.47    $  10.66    $   9.95    $  10.81    $  10.36
----------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value            4.83%++       1.56%      15.93%      (9.34)%     16.71%       1.66%++
----------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value         3.01%++       4.13%      13.72%      (2.33)%     10.30%       8.44%++
----------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)         $ 86,875      $ 86,815    $ 88,392    $ 82,494    $ 88,966    $ 83,499
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                         0.74%+        0.77%       0.72%       0.72%       0.73%       0.59%+*
  Net investment income            5.56+         5.56        5.63        5.64        5.56        5.74+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate           11.93%        21.39%      12.57%      25.59%      10.46%      23.48%
----------------------------------------------------------------------------------------------------------
Market Price,
  End of Period                $  10.13      $   9.94    $  10.38    $   9.50    $  11.13    $  10.13
==========================================================================================================

(1)   For the six months ended June 30, 1997 (unaudited).
(2)   Based on the weighted average shares outstanding for the period.
(3) For the period from March 2, 1992 (commencement of operations) to December 31, 1992.
* The manager waived a portion of its fees for the period from March 2, 1992 to December 31, 1992. If such fees were not waived, the per share decrease in net investment income would have been $0.01 and the ratio of expenses to average net assets would have been 0.70% (annualized).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                    AMEX           Net Asset         Income        Reinvestment
Period         Closing Price*        Value*          Declared          Price
================================================================================
  1995
January            $ 9.50            $10.12           $0.050          $ 9.50
February             9.75             10.26            0.050            9.99
March                9.63             10.31            0.050            9.81
April                9.88             10.28            0.050            9.81
May                 10.00             10.49            0.050            9.94
June                 9.88             10.39            0.050            9.90
July                10.13             10.43            0.050           10.15
August              10.13             10.49            0.050           10.14
September           10.00             10.50            0.050           10.24
October             10.13             10.58            0.050           10.26
November            10.25             10.65            0.050           10.27
December            10.38             10.66            0.050           10.34

  1996
January             10.63             10.65            0.050           10.52
February            10.50             10.57            0.050           10.47
March               10.25             10.46            0.050            9.88
April                9.81             10.39            0.050            9.88
May                 10.38             10.35            0.050           10.15
June                10.00             10.37            0.050           10.01
July                10.13             10.39            0.050           10.15
August              10.38             10.36            0.050           10.34
September           10.25             10.40            0.050           10.24
October             10.13             10.44            0.050           10.27
November            10.25             10.54            0.050           10.27
December             9.94             10.47            0.050           10.14

  1997
January             10.00             10.46            0.048           10.00
February             9.94             10.49            0.048           10.00
March                9.88             10.36            0.048            9.94
April                9.88             10.39            0.048            9.85
May                  9.88             10.45            0.048            9.97
June                10.13             10.48            0.048           10.24
================================================================================
* On the last business day of the month.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

      On April 25, 1997 the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

      1. To approve or disapprove for the Fund the election of Joseph H. Fleiss and Heath B. McLendon as Directors; and

      2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

      The results of the vote on Proposal 1 were as follows:

                                           % of          Votes         % of
Directors*              Votes For      Shares Voted      Against    Shares Voted
================================================================================
Joseph H. Fleiss        7,191,494          98.85%         83,308       1.15%
Heath B. McLendon       7,191,494          98.85          83,308       1.15
================================================================================

     The results of the vote on Proposal 2 were as follows:

                  % of          Votes        % of         Votes        % of
Votes For     Shares Voted     Against   Shares Voted   Abstained  Shares Voted
================================================================================
7,209,835        99.11%        36,526         0.50%       28,441       0.39%
================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve: Donald R. Foley, Paul Hardin, Francis P. Martin, Roderick C. Rasmussen and John P. Toolan. C. Richard Youngdahl will continue to serve as a Director Emeritus.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

      Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc., as plan agent ("Plan Agent"), in additional shares of its Common Stock ("Common Shares") as provided below unless a shareholder elects to receive cash.

      Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in street name should consult their broker-dealer for details. All distributions to shareholders who do not participate in the Plan are paid by check mailed directly to the record holder by First Data Investor Services Group, Inc., as dividend disbursing agent.

      If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

      If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. If, following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the average per Common Share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in Common Shares issued by the Fund at net asset value. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the record date of the distribution, but in no event later than 30 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws.

     Participants in the Plan may withdraw from the Plan upon written notice to

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

the Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

     The automatic reinvestment of distributions does not relieve participants to any Federal income tax that may be payable on such distributions.

     The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachussetts 02104.

                                  Smith Barney
                          ----------------------------
                                  INTERMEDIATE
                              MUNICIPAL FUND, INC.

DIRECTORS
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
C. Richard Youngdahl, Emeritus

OFFICERS
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


INVESTMENT MANAGER
Smith Barney Mutual Funds
Management Inc.

CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, MA 02104


This report is submitted for the
general information of the
shareholders of Smith Barney
Intermediate Municipal Fund, Inc.
It is not authorized for distribution
to prospective investors unless
accompanied or preceded by a
current Prospectus for the Fund,
which contains information
concerning the Fund's investment
policies and expenses as well as
other pertinent information.

SMITH BARNEY
INTERMEDIATE
MUNICIPAL FUND, INC.
388 Greenwich Street
New York, New York 10013

FD0633  8/97